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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    May 13, 1998
                                                 -------------------------------



                         ADVANCED RADIO TELECOM CORP.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                  000-21091                 52-1869023
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(STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NO.)



         500 108th Avenue, NE, Suite 2600, Bellevue, Washington 98004
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                     (425) 688-8700
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                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS
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     On May 13, 1998, the Registrant issued a press release announcing its plans to offer $125 million gross proceeds of units consisting of Senior Subordinated Notes and Warrants to purchase Common Stock through a Rule 144A offering.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c)      EXHIBITS:
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         Exhibit 99    Press release



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED RADIO TELECOM CORP.


Date:    May 15, 1998                  By: /s/ Thomas M. Walker
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                                 EXHIBIT INDEX

     The following designated exhibits are filed herewith:


Exhibit                                                       Page Number
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  99    Press release